                                    UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                       FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): September 1, 2012

                        ABINGDON FUTURES FUND L.P.
             (Exact name of registrant as specified in its charter)

   New York                       0-50735                       20-3845005
--------------                     ------------------             ------------------
(State or other           (Commission File         (IRS Employer
jurisdiction of                   Number)                Identification No.)
incorporation)

                        c/o Ceres Managed Futures LLC
                        522 Fifth Avenue - 14th Floor
                               New York, NY 10036
              (Address and Zip Code of principal executive offices)

       Registrant's telephone number, including area code: (212) 296-1999
                                                           --------------

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

     On  September 1, 2012, the registrant issued 2,167.0210 units of limited partnership interest (“Units”) in exchange  for $2,446,003 in a  transaction  that was not  registered under the Act. The Units were issued in reliance  upon  applicable  exemptions  from registration  under Section 4(2) of the Act and Section 506 of Regulation D promulgated there under.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

       ABINGDON FUTURES FUND L.P.

       By: Ceres Managed Futures LLC, General Partner

By /s/ Walter Davis
              -----------------------
              Walter Davis
              President and Director

By /s/ Damian George
             ------------------------
             Damian George
             Chief Financial Officer

Date: September 6, 2012

                          Ceres Managed Futures LLC
                          522 Fifth Avenue - 14th Floor
                               New York, NY 10036

September  6, 2012
VIA EDGAR

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Re:      Abingdon Futures Fund L.P.
            Current Report on Form 8-K

Ladies and Gentlemen:

On behalf of Abingdon Futures Fund L.P. and pursuant to Rule 13a-11  promulgated by the  Securities  and  Exchange  Commission  (the  "Commission"),  we transmit herewith for filing with the  Commission  via EDGAR a Current Report on Form 8-K pursuant to the  Securities  Exchange Act of 1934 and the rules and  regulations thereunder.

Should  members of the  Commission's  staff have any  questions or comments with respect to this filing, please contact the undersigned at (212) 296-1296.

Very truly yours,

/s/ Delores Jaramillo
    -------------
    Delores Jaramillo